MERIT SECURITIES CORPORATION

Payments per Bond Denomination
MERIT Series 3

Payment Date:     28-Aug-96
Reporting Month:  July

                                                                Interest    Interest    Principal
                Original        Original Integral     Record    Accrual     Payment     Payment     Ending         Remaining
Class           Balance         Pct Pool Denomination Date      Factor      Factor      Factor      Balance        Principal Factor
Merit 3 Class A $144,348,444.00 85.00%   $1,000.00    31-Jul-96  2.69923242  2.69923242 20.83999471 $75,080,463.98 0.52013352
Merit 3 Class B  $13,585,736.00  8.00%   $1,000.00    31-Jul-96 12.50000000 12.5000000   0.00000000 $13,585,736.00 1.00000000

                $157,934,180.00                                                                     $88,666,199.98

MERIT SECURITIES CORPORATION


Credit Enhancement Summary
MERIT Series 3

Payment Date:         28-Aug-96
Reporting Month       July

Reserve Funds and Subordination

                                 Initial Coverage     Beginning Coverage    Adjustments Losses Insured Balance Ending Coverage
Type
Pool Over Collaterization Amount 7.00% $11,887,519.82 11.48% $11,887,519.82 $0.00       $0.00  $100,553,719.80 11.82%$11,887,519.82


Insurance Policies

                                Initial Coverage     Beginning Coverage   Adjustments Losses Insured Balance Ending Coverage
Type             Purpose
Insurance Policy Pool Insurance 25.00% $2,619,994.00 34.84% $2,619,944.00 $0.00       $0.00  $7,297,338.42   35.90% $2,619,944.00

Surplus Summary

Class                      Total Distribution
Surplus                            $263,119.71

Delinquency Statistics
                                     Current              % of
                    # of Loans      Balance          Current Balance
30+ Days                29          $4,152,419             4.13%
60+ Days                13          $1,869,476             1.86%
90+ Days                33          $6,351,402             6.32%
Foreclosure              4            $513,782             0.51%
REO                     16          $2,218,386             2.21%

Totals                  95         $15,105,465            15.02%


Advances on Delinquencies                                      $141,224.33
Non-Recoverable Advances on Delinquencies                            $0.00

MERIT SECURITIES CORPORATION

Funds Account Activity Report

MERIT Series 3

Payment Date:     28-Aug-96
Report Date:      July

Collateral Proceeds Account


Beginning Balance                                     $0.00

Deposits                                                               Withdrawals
Interest Net of Servicing Fee                   $836,610.22            Interest Payments         $559,451.70
Principal                                     $3,008,220.81            Principal Payments      $3,008,220.81
Deposits From Reserve Fund                            $0.00            Surplus                   $263,119.71
Other Deposits                                        $0.00            FSA Fee                       $14,038.81
                                                                       Discount Principal Reserve      $0.00

Total Deposit                                 $3,844,831.03            Total Withdrawals       $3,844,831.03

                                                                       Ending Balance                  $0.00

Note: "Principal" and Interest Net of Servicing Fee" includes
Advances on Delinquencies

MERIT SECURITIES CORPORATION

Monthly Payment Report

Payment Statement
MERIT Series 3
Payment Date:     28-Aug-96
Reporting Month:  July

                Class
                Interest   Beginning      Interest    Interest    Principal     Total         Applied Ending
Class           Rate       Balance        Accrual     Payment     Payment       Distribution  Losses  Balance
Merit 3 Class A  5.987500% $78,088,684.79 $389,630.00 $389,630.00 $3,008,220.81 $3,397,850.81 $0.00   $75,080,463.98
Merit 3 Class B 15.000000% $13,585,736.00 $169,821.70 $169,821.70         $0.00   $169,821.70 $0.00   $13,585,736.00

                           $91,674,420.79 $559,451.70 $559,451.70 $3,008,220.81 $3,567,672.51 $0.00   $88,666,199.98


Class           CUSIP       Priority    Principal Type Interest Type
Merit 3 Class A 589962AG4   Senior      Sequential     Floater
Merit 3 Class B 589962AH2   Senior      Sequential     Floater